Investor Presentation | Second Quarter 2026 Richard Smith, President & Chief Executive Officer Daniel Bailey, EVP & Chief Banking Officer Peter Wiese, EVP & Chief Financial Officer Investor Presentation Second Quarter 2026 Exhibit 99.2

Investor Presentation | Second Quarter 2026 The statements contained herein that are not historical facts are forward-looking statements based on current expectations and beliefs of the Company ("TriCo") and First Hawaiian, Inc. and its subsidiaries (including First Hawaiian Bank) ("FHI") concerning future developments and their potential effects on TriCo and FHI. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of TriCo and FHI. TriCo and FHI caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which TriCo and FHI conduct business, including California, Hawaii, Guam and Saipan; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within TriCo's or FHI’s loan portfolio (including commercial real estate loans) or other asset classes, and the parties’ ability to attract and retain customer deposits, large loans to certain borrowers, access liquidity and capital, and manage deposit costs and funding sources; the success, impact, and timing of TriCo's and FHI’s respective business strategies, including market acceptance of any new products or services and TriCo's and FHI’s ability to successfully implement strategic, operational, technology and integration initiatives; the failure to properly use and protect customer and employee information and data; cybersecurity risks (such as TriCo's 2023 cyber security ransomware incident), including the occurrence of fraudulent activity or a material breach of, or disruption to, the security of FHI’s, TriCo’s or their vendors’ systems; risks related to the development, implementation, use and management of artificial intelligence and other emerging technologies; the effects of failures or interruptions of information, communications or third-party service-provider systems; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; adverse weather conditions, natural disasters and other catastrophic events such as wildfires; the challenges of attracting, integrating and retaining key employees, especially while the merger of TriCo with FHI (the "Transaction") is pending; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which TriCo and FHI are parties; the outcome of any legal proceedings that may be instituted against TriCo or FHI, including potential litigation relating to the Transaction; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain stockholder or shareholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in TriCo's or FHI’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where TriCo and FHI do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of TriCo and FHI promptly and successfully; the dilution caused by FHI’s issuance of additional shares of its capital stock in connection with the Transaction; potential judgments, orders, settlements, penalties, fines and reputational damage resulting from pending or future litigation and regulatory investigations, proceedings and enforcement actions; each company's ability to manage the risks involved in the foregoing; and other factors that may affect the future results of TriCo and FHI. The foregoing factors should not be considered an exhaustive list and should be read together with the other cautionary statements set forth in TriCo’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the Securities and Exchange Commission (the "SEC") and available on TriCo’s website, in the “Investor Relations” section of TriCo's website, www.tcbk.com, under the “About” tab and the “Investor Relations” link and then under the heading “SEC Filings” and in other documents TriCo files with the SEC, and in FHI’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the SEC and available on FHI’s investor relations website, https://ir.fhb.com, under the heading “SEC Filings,” and in other documents FHI files with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. Neither TriCo nor FHI undertakes any obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law Safe Harbor Statement 2

Investor Presentation | Second Quarter 2026 Executive Team 3 Greg Gehlmann SVP General Counsel Angela Rudd SVP Chief Risk Officer Jason Levingston SVP Chief Information Officer Craig Carney EVP Chief Credit Officer Rick Smith President & Chief Executive Officer Dan Bailey EVP Chief Banking Officer Peter Wiese EVP Chief Financial Officer Bret Funderburgh SVP Deputy Chief Credit Officer Scott Myers SVP Head of Wholesale Banking Kristen Dominguez SVP Chief Human Resources Officer Scott Robertson SVP Head of Community Banking

Investor Presentation | Second Quarter 2026 Most Recent Quarter Highlights  Pre-tax pre-provision ROAA and ROAE were 1.97% and 14.5%, respectively, for the quarter ended June 30, 2026, and 1.74% and 13.4%, respectively, for the same quarter in the prior year.  Our efficiency ratio was 56.2% (55.5% excluding merger expenses) for the quarter ended June 30, 2025, compared to 54.6% for the trailing quarter end and 59.0% for the quarter ended June 30, 2025. Operating Leverage and Profitability  Net interest income (FTE) was $93.6 million, an increase of $2.4 million or 2.6% over the $91.5 million in the trailing quarter, driven by both loan growth and loan repricing.  Net interest margin (FTE) of 4.11% represented an increase of 4 basis points from the trailing quarter of 4.07% and a 23 basis point increase from the quarter ended June 30, 2025.  Average yield on earning assets (FTE) of 5.316% represented an increase of 5 basis points over the 5.26% in the quarter ended March 31, 2026, and 10 basis points of improvement over the quarter ended June 30, 2025.  Cost of interest-bearing liabilities was 1.87%, 2 basis points greater than the trailing quarter, and an 18 basis point decrease from the 2.05% for the quarter ended June 30, 2025.  The Company’s average cost of total deposits of 1.27% was 1 basis points higher than the trailing quarter, and 10 basis points lower than the quarter ended June 30, 2025. Net Interest Income and Margin  Year over year loan balances increased $352.1 million or 5.1% and deposit balances increased by $61.8 million year- over year after adding back $68.8 million in sold deposits as of June 30, 2026.  Average total earning assets grew $54.7 million (0.6%) for the quarter and $190.9 million (2.1%) year over year.  Loan to deposit ratio was 87.4% for the current quarter, as compared to 84.1% for the trailing quarter end. Balance Sheet Management  There has been no reliance on brokered deposits or FRB borrowing facilities  Average non-interest-bearing deposits comprised 30.7% of average total deposits for the quarter, which was generally consistent with 30.6% for both the trailing quarter and the quarter ended June 30, 2025.  Approximately a 50/50 split between consumer and business deposit dollars reflects a diversified client base. Diverse Deposit Base & Liquidity  The allowance for credit losses to total loans was 1.78% at June 30, 2026, a decrease of 3 basis points over the prior quarter.  TCBK has a long history of proactive conservative risk grading, and we believe that sufficient coverage has been established for potential economic factors in credit risk.  Consistent with prior periods, over 60% of total non-accrual loans were paid current. Credit Quality  All regulatory capital ratios remain well above required thresholds.  Share repurchases in the quarter were paused due to the active discussions related to the previously announced merger activities.  Tangible capital ratio was 10.8%, 10.5%, and 10.0% at June 30, 2026, the trailing quarter, and same quarter of the prior year, respectively. Capital Strategies 4

Investor Presentation | Second Quarter 2026 Company Overview $9.93 BILLION TOTAL ASSETS $1.72 BILLION MARKET CAP** $7.31 BILLION TOTAL LOANS $8.37 BILLION TOTAL DEPOSITS TCBK Headquarters: Chico, CA 68 Branches and 83 ATMs serving 31 Counties 4.09% NET INTEREST MARGIN (FTE)* 1.27% COST OF TOTAL DEPOSITS* 55.4% EFFICIENCY RATIO* 10.8% TANGIBLE CAPITAL RATIO 1.99% PPNR AS % OF AVG ASSETS Recent Awards 1.37% RETURN ON AVERAGE ASSETS* 5 ** Based on June 30, 2026, closing stock price of $53.85 * Six months ending June 30, 2026

Consistent Earnings Track Record


$60
$50
$40
$30
$20
$10
$0
Earnings (in Millions)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Qtrly EPS (diluted)

	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
PPNR ($MM)	$43.1	$46.2	$42.4	$42.0	$39.5	$39.6	$40.6	$39.0	$42.5	$47.1	$49.6	$49.2	$49.0
Net Income ($MM)	$24.9	$30.6	$26.1	$27.7	$29.0	$29.1	$29.0	$26.4	$27.5	$34.0	$33.6	$33.7	$34.2
Qtrly Diluted EPS	$0.75	$0.92	$0.78	$0.83	$0.87	$0.88	$0.88	$0.80	$0.84	$1.04	$1.03	$1.04	$1.06

Member FDIC
Investor Presentation | Second Quarter 2026
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Investor Presentation | Second Quarter 2026 $0.67 $1.07 $0.83 $0.80 $1.04 $0.93 $0.92 $0.87 $0.84 $1.06 $1.12 $0.92 $0.88 $1.04 $1.09 $0.78 $0.88 $1.03 $3.83 $3.69 $3.46 $3.71 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2022 2023 2024 2025 2026 Q1 Q2 Q3 Q4 29% 34% 38% 37% 34% 2022 2023 2024 2025 2026 11.67% 10.65% 9.57% 9.45% 10.11% 2022 2023 2024 2025 2026 $0.25 $0.30 $0.33 $0.33 $0.36 $0.25 $0.30 $0.33 $0.33 $0.36 $0.30 $0.30 $0.33 $0.36 $0.30 $0.30 $0.33 $0.36 $1.10 $1.20 $1.32 $1.38 $1.44 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2022 2023 2024 2025 2026 Q1 Q2 Q3 Q4 Shareholder Returns Dividends per Share: 9% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS *Compound Annual Growth Rate, 10 years 2026 values through the six months ended 6/30/2026 7

Investor Presentation | Second Quarter 2026 $116.6 $120.2 $120.4 $118.1 $121.3 $86.8 $89.8 $92.5 $91.5 $93.9 3.88% 3.92% 4.02% 4.07% 4.11% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2Q25 3Q25 4Q25 1Q26 2Q26 Int Income (FTE) Net Int Income (FTE) NIM (FTE) 3.88% 3.96% 3.71% 3.89% 4.09% 0 3.88% 3.92% 4.02% 4.07% 4.11% 3.98% 4.87% 5.21% 5.21% 5.28% 5.22% 5.26% 5.23% 5.26% 5.31% 0.06% 0.68% 1.41% 1.37% 1.27% 1.37% 1.39% 1.29% 1.26% 1.27% 2022 2023 2024 2025 2026 Qtr 2Q25 3Q25 4Q25 1Q26 2Q26 NIM(FTE) Yield (FTE) Cost of Deposits Net Interest Income (NII) and Margin (NIM) 2026 values through the six months ended 6/30/2026 8

Investor Presentation | Second Quarter 2026 11.7% 10.6% 9.6% 9.4% 10.1% 8.7% 10.5% 10.0% 10.1% 10.1% 2022 2023 2024 2025 2026 2Q25 3Q25 4Q25 1Q26 2Q26 1.28% 1.19% 1.18% 1.23% 1.38% 1.13% 1.36% 1.34% 1.38% 1.37% 2022 2023 2024 2025 2026 2Q25 3Q25 4Q25 1Q26 2Q26 53.0% 55.8% 59.1% 57.5% 55.4% 59.0% 56.2% 54.7% 54.5% 56.2% 2022 2023 2024 2025 2026 2Q25 3Q25 4Q25 1Q26 2Q26 1.97% 1.87% 1.66% 1.81% 1.99% 1.74% 1.89% 1.98% 2.01% 1.97% 2022 2023 2024 2025 2026 2Q25 3Q25 4Q25 1Q26 2Q26 Current Operating Metrics 2026 values through the three months ended 6/30/2026 ROAA Efficiency Ratio ROE PPNR as % of Average Assets 9

Investor Presentation | Second Quarter 2026 $1,266.8 $135.5 $4.5 $19.6 $(46.4) $(36.4) $1,343.6 6/30/2025 Net Income PSU & RSU Vesting Change in AOCI Dividends Net Share Repurchases 6/30/2026 $1,324.0 $34.2 $1.2 $(2.5) $(11.5) $(1.8) $1,343.6 3/31/2026 Net Income PSU & RSU Vesting Change in AOCI Dividends Net Share Repurchases 6/30/2026 7.6% 8.8% 9.7% 10.7% 10.8% 11.7% 12.2% 13.2% 13.3% 13.3% 14.2% 14.7% 15.7% 15.1% 15.0% $21.76 $25.39 $27.60 $31.52 $32.40 $- $8.00 $16.00 $24.00 $32.00 $40.00 $48.00 $56.00 $64.00 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2022 2023 2024 2025 2026 Tangible Capital Ratio Common Equity Tier 1 Ratio Total Risk Based Capital Ratio Tangible Book Value per Share Equity Capital: Well Capitalized, Well Managed Dollars in millions Quarter-to-Date Change in Equity Capital Year-over-Year Change in Equity Capital Scaled to $1.2 billion Scaled to $1.2 billion 2026 values through the three months ended 6/30/2026 Dollars in millions 10

Investor Presentation | Second Quarter 2026 3 8 .0 3 5 .7 3 4 .8 3 2 .6 3 1 .8 3 1 .7 3 1 .5 3 0 .9 3 0 .6 3 0 .5 3 1 .4 3 0 .5 3 1 .1 0 10 20 30 40 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers 52.1% as a % of Total Balances, 47.9% 15.5% as % of Total Accounts, 84.5% 8 0 .4 8 4 .0 8 7 .7 8 7 .7 8 6 .6 8 6 .5 8 7 .2 8 6 .5 8 6 .5 8 7 .5 8 9 .9 8 7 .8 8 8 .3 0 20 40 60 80 100 120 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Loans to Core Deposits (%) TCBK Peers $8.37 BILLION TOTAL DEPOSITS 1.27% COST OF TOTAL DEPOSITS 88.3% LOAN TO CORE DEPOSIT RATIO 31.1% NON-INTEREST DEPOSITS DEPOSITS 99.4% DEPOSITS AS % OF FUNDING LIABILITIES Mix of Demand & Savings Accounts  Peer group consists of 99 closest peers in terms of total assets, range $6.3 to $13.3 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits 11

Investor Presentation | Second Quarter 2026 $492 $588 $697 $972 $1,035 $1,091 $1,123 $1,110 $1,111 $1,106 $1,110 $1,147 $1,143 $4,530 $4,564 $4,414 $4,415 $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 $4,698 $4,619 $3,073 $2,858 $2,723 $2,600 $2,557 $2,548 $2,549 $2,539 $2,560 $2,544 $2,594 $2,559 $2,607 $8,095 $8,010 $7,834 $7,988 $8,050 $8,037 $8,088 $8,205 $8,376 $8,334 $8,264 $8,404 $8,369 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Non Interest- bearing Demand Deposits, 30.4% Interest-bearing Demand & Savings Deposits, 53.8% Time Deposits, 13.3% Borrowings & Subordinated Debt, 0.6% Other liabilities, 1.9% Deposits = 99.4% of Funding Liabilities Liability Mix 6/30/2026 DEPOSITS: Strengths in Mix and Cost of Funds * Balances in $ millions at period end, cost of deposits are quarter-to-date 12

Investor Presentation | Second Quarter 2026 $721 $121 $271 $18 3.12% 3.12% 3.13% 1.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $100 $200 $300 $400 $500 $600 $700 $800 <3 Months 3-6 Months 6-12 Months >12 Months Current Balance Wtd Avg Rate $979 $1,041 $1,074 $1,063 $1,075 $1,075 $1,083 $1,130 $1,131 4.31% 4.26% 4.05% 3.69% 3.49% 3.42% 3.30% 3.27% 3.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Current Balance Weighted Average Rate * Note: Excludes CDARS; $12MM balance at 6/30/2026 * CD special as of Jun 30, 2026, subject to change CD Balances Balances in $ millions, balances and Wtd Avg Rates are as of period end CD Maturities DEPOSITS: CD Balance and Maturity Composition 13

Investor Presentation | Second Quarter 2026 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 1.43% 1.46% 1.67% 1.74% 1.65% 1.64% 1.60% 1.65% 1.52% 1.46% 1.50% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 WAR QTD Cost $4,458 $4,399 $4,416 $4,556 $4,705 $4,684 $4,560 $4,698 $4,619 1.66% 1.66% 1.51% 1.50% 1.60% 1.58% 1.38% 1.43% 1.46% 0.00% 0.50% 1.00% 1.50% 2.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Current Balance Weighted Average Last Accrual Rate $1,752 $984 $869 $1,014 $2 <=0.01% 0.01% - 2.0% 2.0% - 3.0% 3.0% - 4.0% >4.0% Interest Bearing Demand and Savings by Quarter Balances in $ millions, balances and Wtd Avg Rates are as of period end Int-Bearing Demand & Savings by Wtd Avg Rate DEPOSITS: Interest Bearing Demand and Savings 14

Investor Presentation | Second Quarter 2026 $2,760 $3,015 $4,022 $4,307 $4,763 $4,917 $6,450 $6,795 $6,769 $7,114 $6,961 $7,010 $7,114 $7,072 $7,313 5.32% 5.16% 5.24% 5.44% 5.02% 4.97% 4.86% 5.44% 5.79% 5.75% 5.76% 5.75% 5.77% 5.78% 5.85% 3.00% 4.00% 5.00% 6.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q25 3Q25 4Q25 1Q26 2Q26 Total Loans Loan Yield $7.31 BILLION TOTAL LOANS 5.85% LOAN YIELD 314% CRE TO TOTAL RBC RATIO 1.78% ACL RATIO 189% ACL TO NPL RATIO LOANS  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%.  Yield scaled to range of 3% to 6% in the visual  End of period balances $ millions, net of fees, and include LHFS. Yields based on average balance and annualized interest income for quarterly periods. Trailing 10 years Trailing 5 quarters 15

Investor Presentation | Second Quarter 2026 $170 $247 $193 $114 $121 $146 $260 $161 $235 $241 $278 $215 $404 -$107 -$83 -$110 -$83 -$137 -$113 -$170 -$69 -$115 -$139 -$146 -$171 -$165 $36 $22 -$24 -$41 -$86 -$11 -$43 $35 -$48 -$30 -$87 $3 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Origination Payoffs Balance Change net of Originations and Payoffs LOANS: Production vs. Payoff  Outstanding Principal in Millions, excludes Credit Card balances Slower pace of originations relative to 2021-22 commensurate with market rate changes, liquidity management, and NIM preservation. Pace of originations has consistently gained momentum following the reorganization of Wholesale Banking, with net loan growth and repricing driving improved portfolio yields 16

Investor Presentation | Second Quarter 2026 70% 59% 79% 57% 75% 76% 44% 53% 29% 39% 21% 43% 25% 21% 55% 40% 1% 2% 0% 0% 0% 3% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Mixed Use - Retail Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% LOANS: CRE Collateral Values Distribution by LTV (1) LTV Range CRE Non-Owner Occupied by Collateral Type (1) LTV as of most recent origination or renewal date 17

Investor Presentation | Second Quarter 2026 $2,590 $2,455 $1,162 $1,035 $427 $388 $451 $426 $1,047 $1,003 $829 $853 $301 $308 $389 $429 $154 $172 $43 $49 $679 $651 $668 $663 $68 $64 $288 $234 $163 $148 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 2Q-2026 2Q-2025 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Outstanding Principal ($MM) Unfunded Commitment ($MM) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 20262025202420232022202120202019201820172016201520142013<=2012 Private Balance (MM) Unfunded (MM) WA Rate LOANS: Mix and Unfunded Commitments HELOCs – by vintage, with weighted average rate (7.37% total WAR)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums; segments exclude Leases, DDA Overdraft, Credit Cards, Auto, and other consumer. 2026 vintage reflects impact of short-term promotional rates 18 5.65% 7.54%7.76%8.00% 7.40%7.17%7.20%7.36%7.53%7.59%7.60%7.38%7.29%7.13%7.25%

Investor Presentation | Second Quarter 2026 Fruit & Tree Nuts 38% Dairy 18% Post Harvest 9% Beef Cattle 4% Grape Vineyards 8% Other 23% $103 $58 $3 $122 $16 $19 $25 $88 $161 $118 $149 $2 $48 $70 $63 $16 $196 $139 47% 28% 59% 72% 19% 23% 61% 31% 54% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Real Estate Healthcare Wholesale Trans and Warehouse Other (14 Categories) Agriculture Outstanding (mln) Unfunded (mln) $612 $698 $705 $668 $661 $588 $590 $562 $579 $563 $582 $554 $595 $727 $709 $736 $734 $802 $826 $709 $758 $769 $779 $746 $783 $801 46% 50% 49% 48% 45% 42% 45% 43% 43% 42% 44% 42% 43% 7.61% 7.87% 7.82% 7.88% 7.87% 7.58% 7.20% 7.18% 7.18% 7.06% 6.77% 6.76% 6.76% 6% 6% 7% 7% 8% 8% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR LOANS: C&I and Ag Production Utilization • Outstanding Principal excludes unearned fees and discounts/premiums ($ millions) • As of 06/30/2026, 31% of combined C&I and Ag loans are variable rate and tied to prime; another 27% are adjustable, primarily tied to SOFR, and repricing monthly C&I and Ag Production Utilization by NAICS Industry: 2Q-2026 Agriculture NAICS Segments 19

Investor Presentation | Second Quarter 2026 Fixed 32% Adjustable 54% Floating 14% 68% Adjustable + Floating $1,009 $863 $673 $658 $727 $834 $236 $945 $638 $565 $710 $636 $756 $268 7.36% 5.18% 5.16% 5.48% 5.96% 6.27% 5.90% 6.66% 6.77% 6.93% 6.69% 6.76% 6.59% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% -$100 $100 $300 $500 $700 $900 $1,100 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Q2-2026 Adjustable Loans, Principal Outstanding ($MM) Q2-2025 Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 6/30/2026  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate) as of 6/30/2026 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime $3,990 MM Adjustable, predominantly benchmarked to 5 Year Treasury Loan Yield Composition: Adjustable and Floating Rate 20

Investor Presentation | Second Quarter 2026 5.39% 5.55% 5.64% 4.70% 4.80% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% $3,400 $3,500 $3,600 $3,700 $3,800 $3,900 $4,000 Adj Rate Loans WAR $3,763 $3,990 $291 ($64) $0 3/31/2026 Originations Payoffs Paydowns 6/30/2026 $3,572 ($299) ($92) $3,990 $808 6/30/2025 Originations Payoffs Paydowns 6/30/2026 Adjustable Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of Draws on existing loans  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Scaled to $3,400MM Scaled to $2,000MM 5.39% WAR Year-over-year change Quarter-over-quarter change 5.64% WAR 5.55% WAR 6.17% 6.11% 5.64% WAR 6.16% 6.15% 21

Investor Presentation | Second Quarter 2026 $200 $350 $455 $794 $62 $91 $372 $13 $8 $14 $23 $20 $18 $347 5.09% 5.33% 5.05% 4.74% 5.53% 5.53% 4.18% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 0 - 1 Years 1 - 3 Years 3 - 5 Years 5 - 10 Years 10 - 15 Years 15 - 20 Years > 20 Years All Fixed SFR 1-4 All WAR Fixed 32% Adjustable 54% Floating 14% $2,324 MM total fixed 4.88% Wtd Avg Rate  Dollars in millions, excludes unearned fees and accretion/amortization therein.  Wtd Avg Rate (weighted average rate, or WAR) as of 6/30/2026 and based upon outstanding principal Loan Yield Composition: Fixed Rate Loans 22

Investor Presentation | Second Quarter 2026 $2,351 $2,324 $85 ($71) ($41) 3/31/2026 Originations Payoffs Paydowns 6/30/2026 4.88% 4.87% 4.88% 4.65% 4.70% 4.75% 4.80% 4.85% 4.90% 4.95% 5.00% $2,200 $2,250 $2,300 $2,350 $2,400 $2,450 $2,500 $2,550 Fixed Rate Loans WAR $2,463 $2,324 $227 ($198) ($168) 6/30/2025 Originations Payoffs Paydowns 6/30/2026 Fixed Rate Loans  Dollars in millions, principal outstanding, excludes unearned fees; Paydowns are net of draws on existing loans within period  WAR (weighted average rate) based upon outstanding principal, excludes unearned fees Year-over-year change Quarter-over-quarter change Scaled to $2,200MM Scaled to $2,200MM 4.88% WAR 4.88% WAR 4.87% WAR Includes principal amortization as well as transfers of loans out of construction 4.88% WAR 6.46% 5.84%6.26% Appetite for fixed rate loans faces headwinds as clients anticipate future rate reductions 6.07% 23

Investor Presentation | Second Quarter 2026 ($337) $4,848 ($68) ($2,195) $127,939 $130,187 ACL 03/31/2026 Charge Offs & Recoveries Portfolio Growth/Mix Specific Reserve Changes Reserve Rate Changes ACL 06/30/2026 $120,000 $122,000 $124,000 $126,000 $128,000 $130,000 $132,000 LOANS: Allowance for Credit Losses Drivers of Change under CECL  $243MM growth in loans in the quarter, driven by CRE and C&I  Reduced quantitative reserve rates in Farmland, C&I and Construction  Excludes changes in specific reserves  Gross charge-offs $0.455 million  Gross recoveries $0.118 million 1.81% of Total Loans 1.78% of Total Loans Reduction in CRE individually reserved credits, offset by increased reserve in C&I Scaled to reflect $120MM 24

LOANS: Allowance for Credit Losses

Allocation of Allowance by Segment

($ Thousands)	December 31, 2024			March 31, 2026			June 30, 2026		
Allowance for Credit Losses	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**	**Loans (Excl LHFS)**	**ACL Amount**	**ACL % of Loans**
Commercial real estate:									
CRE non-owner occupied	$ 2,323,036	$ 37,229	1.60%	$ 2,533,542	$ 41,647	1.64%	$ 2,575,598	$ 42,183	1.64%
CRE owner occupied	961,415	15,747	1.64%	1,020,740	16,286	1.60%	1,041,498	16,048	1.54%
Multifamily	1,028,035	15,913	1.55%	1,114,059	16,384	1.47%	1,156,848	16,688	1.44%
Farmland	265,146	3,960	1.49%	239,888	5,593	2.33%	239,936	4,741	1.98%
Total commercial real estate loans	$ 4,577,632	$ 72,849	1.59%	$ 4,908,229	$ 79,910	1.63%	$ 5,013,880	$ 79,660	1.59%
Consumer:									
SFR 1-4 1st DT	$ 859,660	$ 14,227	1.65%	$ 816,577	$ 9,929	1.22%	$ 826,812	$ 10,451	1.26%
SFR HELOCs and junior liens	363,420	10,411	2.86%	429,362	12,297	2.86%	429,632	$ 12,872	3.00%
Other	57,977	2,825	4.87%	36,242	1,560	4.30%	32,529	$ 1,646	5.06%
Total consumer loans	$ 1,281,057	$ 27,463	2.14%	$ 1,282,181	$ 23,786	1.86%	$ 1,288,973	$ 24,969	1.94%
Commercial and industrial	$ 471,271	$ 14,397	3.05%	$ 465,081	$ 12,435	2.67%	$ 559,886	$ 13,487	2.41%
Construction	279,933	7,224	2.58%	262,872	8,239	3.13%	298,388	8,451	2.83%
Agriculture production	151,822	3,403	2.24%	145,463	3,548	2.44%	146,190	3,602	2.46%
Leases	6,806	30	0.44%	4,372	21	0.48%	3,773	18	0.48%
Total Loans and ACL	**$ 6,768,523**	**$ 125,366**	**1.85%**	**$ 7,068,198**	**$ 127,939**	**1.81%**	**$ 7,311,090**	**$ 130,187**	**1.78%**
Reserve for Unfunded Loan Commitments		6,000			8,100			8,170	
Allowance for Credit Losses	**$ 6,768,523**	**$ 131,366**	**1.94%**	**$ 7,068,198**	**$ 136,039**	**1.92%**	**$ 7,311,090**	**$ 138,357**	**1.89%**
Discounts on Acquired Loans		20,307			13,543			12,545	
Total ACL Plus Discounts	**$ 6,768,523**	**$ 151,674**	**2.24%**	**$ 7,068,198**	**$ 149,582**	**2.12%**	**$ 7,311,090**	**$ 150,901**	**2.06%**

Member FDIC

Investor Presentation | Second Quarter 2026

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trico bancshares

Investor Presentation | Second Quarter 2026 LOANS: Risk Grade Migration Zero balance in Doubtful and Loss 26

Investor Presentation | Second Quarter 2026 0.14% 0.09% 0.07% 0.18% 0.13% 0.15% 0.18% 0.25% 0.34% 0.49% 0.49% 0.48% 0.58% 0.53% 0.55% 0.56% 0.59% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 TCBK Peers 377% 297% 284% 234% 192% 190% 196% 184% 189% 1 6 7% 1 7 2% 1 6 0% 1 7 9% 1 9 2% 1 9 1% 1 7 1% 1 7 2% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 TCBK Peers 0.35% 0.44% 0.48% 0.58% 0.67% 0.71% 0.70% 0.75% 0.74% 0.55% 0.57% 0.60% 0.63% 0.65% 0.68% 0.65% 0.72% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 TCBK Peers LOANS: Asset Quality  Peer group consists of 99 closest peers in terms of asset size, range $6.3-13.3 Billion, source: BankRegData.com  Past due 30-89 accruing loans exclude non-accrual; NPAs as presented are net of guarantees; NPLs as presented are not adjusted for guarantees.  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Despite increase in non-performing assets over the past several quarters, current levels remain well below historical norms for both the Company and the community banking industry. Non-Performing Assets as a % of Total Assets Coverage Ratio: ACL as % of Non-Performing LoansPast Due 30-89 as a % of Total Loans 27

Investor Presentation | Second Quarter 2026 Tri Counties Bank exists for just one purpose: to improve the financial success and well-being of our shareholders, customers, communities and employees. Our Mission Core Values Trust Respect Integrity Communication Opportunity Team Ethos We are one team, aligned, customer-focused and collaborative to achieve next-level performance. 28